     As filed with the Securities and Exchange Commission on June 19, 2001

                                                              FILE NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             DELAWARE                                      94-2579751
  (State or Other Jurisdiction                          (I.R.S. Employer
of Incorporation or Organization)                      Identification No.)


                 9162 ETON AVENUE, CHATSWORTH, CALIFORNIA 91311
               (Address of Principal Executive Offices) (Zip Code)

                                  ------------

                       1998 STOCK OPTION PLAN, AS AMENDED
                            (Full Title of the Plan)

                                  ------------

                                                     With a Copy to:
         DR. JOHN A. O'MALLEY                   DANIEL G. CHRISTOPHER, ESQ.
INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.        GUTH | CHRISTOPHER LLP
           9162 ETON AVENUE                 10866 WILSHIRE BOULEVARD, SUITE 1250
      CHATSWORTH, CALIFORNIA 91311              LOS ANGELES, CALIFORNIA 90024


                     (Name and Address of Agent For Service)

        (818) 709-1244                                    (310) 234-6922

                     (Telephone Number, Including Area Code,
                              of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

=================================================================================================
                                                      PROPOSED         PROPOSED
              TITLE OF                                 MAXIMUM         MAXIMUM
             SECURITIES                 AMOUNT        OFFERING        AGGREGATE      AMOUNT OF
               TO BE                    TO BE         PRICE PER        OFFERING    REGISTRATION
             REGISTERED             REGISTERED(1)     SHARE(2)          PRICE           FEE
-------------------------------------------------------------------------------------------------
Common Stock, $.01 par value           700,000          $2.20         $1,440,000       $360
=================================================================================================

(1) Plus such additional number of shares as may be required pursuant to the terms of the 1998 Stock Option Plan, as amended, in the event of a stock dividend, stock split, recapitalization or other similar change in the Common Stock.
(2) The offering price is to be computed pursuant to Rule 457(h) and Rule 457(c). As such, the offering price is the average of the high and low price as of June 13, 2001.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*


* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which have been filed by us with the SEC are incorporated herein by reference:

     (a) Our annual report on Form 10-K for the fiscal year ended December 31, 2000, which is our latest annual report filed pursuant to Section 13(a) of the Securities Act, that contains audited financial statements for our latest fiscal year for which such statements have been filed;

     (b) Our quarterly report on Form 10-Q for the quarter ended March 31, 2001;

     (c) The description of our Common Stock set forth in our Registration Statement on Form 8-A filed with the SEC on June 22, 1993; and

     (d)  We have filed no reports on Form 8-K since December 31, 2000.

     In addition, all documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

     Any statement contained in a document deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article SEVENTH of our Certificate of Incorporation contains certain provisions permitted under the Delaware General Corporation Law ("DGCL") relating to the liability of directors. The provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in certain circumstances involving wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions that involve intentional misconduct or knowing violation of law. Our Certificate of Incorporation also contains provisions requiring us to indemnify our directors and officers to the fullest extent permitted by the DGCL.

     Section 145 of the DGCL provides, in part, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any suit or proceedings because such person is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation, as a director, officer, employee or agent of another corporation, against all costs actually and reasonably incurred by such person in connection with such suit or proceedings if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. Similar indemnity is permitted to be provided to such persons in connection with an action or suit by or in the right of the corporation, provided such person acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of the corporation, and provided further (unless a court of competent jurisdiction otherwise determines) that such person shall not have been adjudged liable to the corporation.

     We also maintain insurance policies under which our directors and officers are insured, within the limits and subject to the limitations of the policies, against expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having served as one of our directors or officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.


   EXHIBIT NO.                       DESCRIPTION
--------------------------------------------------------------------------------
     4.1(a)       Specimen of Common Stock Certificate (1)
--------------------------------------------------------------------------------
     4.1(b)       Legend re Transfer Restrictions and Repurchase Option (2)
--------------------------------------------------------------------------------
     4.3          1998 Stock Option Plan, as amended through June 1, 2001
--------------------------------------------------------------------------------
     5.1          Legal Opinion of Guth|Christopher LLP
--------------------------------------------------------------------------------
    23.1          Consent of Guth|Christopher LLP (included in Exhibit 5.1)
--------------------------------------------------------------------------------
    23.2          Consent of PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------


------------
(1) Incorporated by reference to from our Registration Statement on Form S-3, as filed with the SEC on March 27, 1996 (File No. 333-02001).
(2) Incorporated by reference from our Registration Statement on Form S-8, as filed with the SEC on October 9, 1998 (File No. 333-65547).

ITEM 9.  UNDERTAKINGS.

     (a)  Rule 415 Offering. The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Filings Incorporating Subsequent Exchange Act Documents by Reference. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
          Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Request for Acceleration of Effective Date or Filing of Registration Statement on Form S-8. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 19th day of June, 2001.


                           INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.



                           By:  /s/ John A. O'Malley
                               ----------------------------------------
                               John A. O'Malley
                               Chairman of the Board, President
                               and Chief Executive Officer



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John A. O'Malley, as attorney-in-fact, with power of substitution, for such person in any and all capacities, to sign any and all amendments and post-effective amendments to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                         TITLE                                           DATE
---------                         -----                                           ----


/s/ John A. O'Malley              Chairman of the Board, President             June 19, 2001
---------------------------       and Chief Executive Officer
John A. O'Malley


/s/ Donald E. Horacek             Secretary, Controller, and                   June 19, 2001
---------------------------       Principal Accounting Officer
Donald E. Horacek


/s/ Steven M. Besbeck             Director                                     June 19, 2001
---------------------------
Steven M. Besbeck


/s/ Thomas F. Kelley              Director                                     June 19, 2001
---------------------------
Thomas F. Kelley


                                  Director                                     June 19, 2001
---------------------------
Richard G. Nadeau


                                  EXHIBIT INDEX



    EXHIBIT NO.                 DESCRIPTION
--------------------------------------------------------------------------------
      4.1(a)       Specimen of Common Stock Certificate (1)
--------------------------------------------------------------------------------
      4.1(b)       Legend re Transfer Restrictions and Repurchase Option (2)
--------------------------------------------------------------------------------
      4.3          1998 Stock Option Plan, as amended through June 1, 2001
--------------------------------------------------------------------------------
      5.1          Legal Opinion of Guth|Christopher LLP
--------------------------------------------------------------------------------
     23.1          Consent of Guth|Christopher LLP (included in Exhibit 5.1)
--------------------------------------------------------------------------------
     23.2          Consent of PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------


---------------
(1) Incorporated by reference from our Registration Statement on Form S-3, as filed with the SEC on March 27, 1996 (File No. 333-02001).
(2) Incorporated by reference from our Registration Statement on Form S-8, as filed with the SEC on October 9, 1998 (File No. 333-65547).